Investor Presentation

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the future performance of 23andMe’s businesses in consumer genetics and therapeutics and the growth and potential of its proprietary research platform. All statements, other than statements of historical fact, included or incorporated in this presentation, including statements regarding 23andMe’s strategy, financial position, funding for continued operations, cash reserves, projected costs, plans, and objectives of management, are forward-looking statements. The words "believes," "anticipates," "estimates," "plans," "expects," "intends," "may," "could," "should," "potential," "likely," "projects," "continue," "will," “schedule,” and "would" or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on 23andMe’s current expectations and projections about future events and various assumptions. 23andMe cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on 23andMe’s forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of 23andMe), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as required by law, 23andMe does not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise. Use of Non-GAAP Financial Measures To supplement the 23andMe’s unaudited condensed consolidated statements of operations and unaudited condensed consolidated balance sheets, which are prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”), this presentation also includes references to Adjusted EBITDA, which is a non-GAAP financial measure that 23andMe defines as net income (loss) before net interest income (expense), net other income (expense), changes in fair value of warrant liabilities, income tax benefit, depreciation and amortization of fixed assets, amortization of internal use software, amortization of acquired intangible assets, goodwill and intangible assets impairment, non-cash stock-based compensation expense, acquisition-related costs, and expenses related to restructuring and other charges, if applicable, for the period. 23andMe has provided a reconciliation of net loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA at the end of this presentation. Adjusted EBITDA is a key measure used by 23andMe’s management and the board of directors to understand and evaluate operating performance and trends, to prepare and approve 23andMe’s annual budget and to develop short- and long-term operating plans. 23andMe provides Adjusted EBITDA because 23andMe believes it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry and it facilitates comparisons on a consistent basis across reporting periods. Further, 23andMe believes it is helpful in highlighting trends in its operating results because it excludes items that are not indicative of 23andMe’s core operating performance. In particular, 23andMe believes that the exclusion of the items eliminated in calculating Adjusted EBITDA provides useful measures for period-to-period comparisons of 23andMe’s business. Accordingly, 23andMe believes that Adjusted EBITDA provides useful information in understanding and evaluating operating results in the same manner as 23andMe’s management and board of directors. In evaluating Adjusted EBITDA, you should be aware that in the future 23andMe will incur expenses similar to the adjustments in this presentation. 23andMe’s presentation of Adjusted EBITDA should not be construed as an inference that future results will be unaffected by these expenses or any unusual or non-recurring items. Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. Other companies, including companies in the same industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA as a tool for comparison. There are a number of limitations related to the use of these non-GAAP financial measures rather than net loss, which is the most directly comparable financial measure calculated in accordance with GAAP. Some of the limitations of Adjusted EBITDA include (i) Adjusted EBITDA does not properly reflect capital commitments to be paid in the future, and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures. When evaluating 23andMe’s performance, you should consider Adjusted EBITDA alongside other financial performance measures, including net loss and other GAAP results. Intellectual Property All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners 23andMe’s use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of 23andMe. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on 23andMe’s management’s estimates, and/or obtained from third party sources which it believes to be reliable. 23andMe has not independently verified the accuracy or completeness of any such third party information.

1 23andMe Mission: To Help People Access, Understand, and Benefit from the Human Genome

The Problem: Today’s Healthcare System Has Only a Small Impact on Our Health and Well Being 1. Schroeder, SA. (2007). We Can Do Better – Improving the Health of the American People. NEJM. 357:1221-8. Health and Well-being Social & Environmental Factors Impact of Different Factors on Risk of Premature Death1 20% Individual Behavior 40% Genetics 30% Health Care 10%

-15 The Net Promoter Score (NPS) Americans gave the pharmaceutical industry Today’s Healthcare System is Dysfunctional “Of course our system isn’t about healthcare, it’s about maximizing revenue for a whole bunch of different players that have nothing to do with what’s good for patients.” Elisabeth Rosenthal (Editor-in-Chief, Kaiser Health News) 75% Consumers wish their healthcare experience was more personalized 25% U.S. healthcare spending is waste <12% Probability of success for a drug to be approved, taking ~10 years and costing $2.6B to develop 1 2 3 4 1 JAMA, “Waste in the US Health Care System” (2019). 2 Redpoint Global / Dynata survey of over 1,000 U.S. consumers (2020). 3 Gallup, “Americans’ Views of U.S. Business and Industry Sectors” (2020). 4 PhRMA, “Biopharmaceutical Research & Development: The Process Behind New Medicines” (2015).

2 23andMe Revolutionizing the Diagnosis, Prevention and Treatment of Human Disease

A C G T We are all 99.5% genetically alike ...is a data problem, a very big data problem Unlocking the Genetic Code Creates the Opportunity to Revolutionize the Diagnosis, Prevention and Treatment of Human Disease 3 billion base pairs long Cracking the code…

Consumer Scale and Empowerment is the Key to Disrupting Healthcare “Healthcare cannot change from within, it will need an outside force to change it, and that force will be our customers.” Anne Wojcicki Media Transportation Hospitality Healthcare Commerce

100,000 The Size and Scale of 23andMe Enables Rapid, Novel Discoveries 13.6M1 ~2M+ 900,000+ 500,000 413,000+ 473,000+ 500,000 REGENERON ALL OF US MILLION VETERAN PROGRAM FINNGEN UK BIOBANK DECODE GENETICS GENOMICS ENGLAND 1 Genotyped customers as of December 31, 2022.

We Pioneered Digital DTC Healthcare to Empower Customers With Affordable, Direct Access 2015 Carrier Status (inherited conditions) 2016 GHR (genetic health risk) 2017 BRCA (breast and ovarian cancer) 2018 PGt (pharmacogenetic metabolism) 2019 MUTYH (colorectal cancer) 2020 PGt (pharmacogenetic drug response) Proven accuracy (99% NPV/PPV) and accessibility1 TIME MAGAZINE INVENTION OF THE YEAR 8 FDA Authorizations/Clearances 1 See FDA De Novo Authorizations 140044, 160026, 170046 and 180028 and FDA 510K Clearances K182784 and K193492. HOXB13 (prostate cancer) 2022 Simvastatin (cholesterol PGt) 2022

Providing Customers With Key, Actionable Insights “Like me, there are many women who have slipped through the cracks of our current medical screening system, either because they don’t have a family history of breast or ovarian cancer. Or they do not know that they have Ashkenazi Jewish ancestry. In my case, even though I know I have Ashkenazi ancestry, that wasn’t enough to prompt my doctor to consider screening. So there are many women walking around with this risk, who, like me, would have never known of their own risk but for this test from 23andMe.” 23andMe customer who discovered she had a BRCA1 mutation 12,000+ Customers with Hypercholesterolemia (FH) variants 8,000+ Customers with a tested BRCA1 / BRCA2 variant 18,000+ Customers with an increased risk for Chronic Kidney Disease >90% of 23andMe+ members receive a report with meaningful genetic results Note: Estimates based on prevalence of variants in 23andMe’s Database as of September 30, 2022.

Genetic Data Helps Drive Behavior Change Eat healthier Set future goals to be healthier Adopt a healthier lifestyle in general Exercise more Get more rest / sleep Stop drinking / drink less Stop smoking / smoke less 76% Report taking a positive health action1 55% 51% 50% 45% 42% 16% 7% 1 Based on 2019 online survey, designed by 23andMe and M/A/R/C Research, of 1,046 23andMe Health + Ancestry customers.

Opportunity for Personalized Healthcare at Scale Practice of Medicine Today Reactive – no customization until symptomatic Proactive – truly individualized from the very beginning

3 Transforming Healthcare with Genetic Health Services at Scale

Prevention is not a focus The majority of people living in the United States don’t think about health until it’s too late. 1 Health is not accessible Healthcare is elusive to many people and it is often gated by affordability, geography, cultural affinity, and overly complex systems. Health is not personal Most healthcare today takes a generic approach, often missing the full context to people’s lives and failing to deliver a path to their wellbeing. 2 3 Problems we are solving

What are Genetic Health Services? + = Health Predispositions Identify risks, implement targeted prevention, monitoring, and management Wellness Targeted to help you feel your best Pharmacogenetics Therapeutics that work best for you

All connected within a single technology platform Future of 23andMe: Fully Integrated Genetic Health Services Telehealth Services Precision Prescribing Using Pharmacogenetics Long-term Engagement Genetic Health Evaluation Lab Tests Available in all 50 states

A dynamic, longitudinal service that combines your health data (genetic, medical, lifestyle, environmental, wearables, etc.) with your interests and goals, and delivers a personalized health & wellness plan with interesting, engaging, recommendations. Genetic Checkup Genetic Health Evaluation INPUTS OUTPUTS Health profile DNA & clinical tests Connected & self-reported data Health plan & recommendations Insights, education & resources Feedback First Step: Genetic Health Evaluation

Next Step: Implementing a Genetically Informed, Personalized Health & Wellness Plan Consultation with a clinician to develop a personalized health & wellness plan that could include additional labs, treatment options and lifestyle changes

23andMe Personal Genome Service (PGS)

The First and Only Multi-Disease DTC Personal Genome Service that Includes FDA-Authorized Reports and Provides Personalized Genetic Insights and Tools

8 FDA Authorizations/ Clearances

Health Predispositions[1]

30+

Including:
- Type 2 Diabetes (Powered by 23andMe Research)
- Coronary Artery Disease 23andMe+
- Uterine Fibroids 23andMe+
- Migraine 23andMe+
- MUTYH-Associated Polyposis
- BRCA1/BRCA2 (selected variants)

Wellness[2]

10

Including:
- Muscle Composition
- Genetic Weight
- Alcohol Flush Reaction
- Saturated Fat and Weight
- Sleep Movement
- Dog & Cat Allergies 23andMe+

Carrier Status

40+

Including:
- Cystic Fibrosis
- Sickle Cell Anemia
- Familial Hyperinsulinism (ABCC8-Related)
- Tay-Sachs Disease
- Glycogen Storage Disease (Type 1a)

Pharmacogenetics

3 23andMe+

Including:
- SLCO1B1 Drug Transport
- CYP2C19 Drug Metabolism
  - e.g., citalopram and clopidogrel
- DPYD Drug Metabolism



Type 2 Diabetes
YOUR RESULT
Your genetics are associated with a typical likelihood.
37%
Based on your:
Genetics
Age
Ethnicity



Genetic Weight
YOUR RESULT
Your genes predispose you to weigh about 7% less than average.
Average
142
lbs
5'4"



Tay-Sachs Disease
YOUR RESULT
You do not have the variants we tested.
Chromosome 15
0
variants detected
in the HEXA gene



Pharmacogenetics
Genetic variants may influence how you process medications.
YOUR RESULTS
CYP2C19 Drug Metabolism
LIKELY NORMAL METABOLIZER
DPYD Drug Metabolism
LIKELY NORMAL METABOLIZER
SLCO1B1 Drug Transport
LIKELY NORMAL FUNCTION
Print summary

1. Includes FDA Authorized Genetic Health Risk Reports and Wellness Reports for Genetic Likelihood Powered by 23andMe Research.
2. Wellness information does not require FDA Authorization.

Copyright © 2023 23andMe, Inc.

23andMe 20

Unique to 23andMe: FDA-Authorized Pharmacogenetics Reports 3 reports and 3 medication insights that look at genetic variants that influence how a person responds or processes certain medications (FDA-cleared) Statin-induced myopathy SLCO1B1 Drug Transport Clopidogrel, citalopram response CYP2C19 Drug Metabolism Fluoropyrimidine toxicity DPYD Drug Metabolism

Long-term Engagement with Customers Educate General education about health risks and preventative measures in context of overall health Passive Data Monitoring Monitor health data and recommend earlier testing based on risk assessment Follow-up Testing Schedule follow-up labs as needed based on risks identified in genetic health evaluation Automated Insights Tailored recommendations based on individual health data Clinician Consultation Option to consult with Lemonaid clinician as needed Cascade Testing Potential for education & testing of family members as needed

Bold predictions for human genomics by 2030 The regular use of genomic information will have transitioned from boutique to mainstream in all clinical settings, making genomic testing as routine as complete blood counts.” Strategic vision for improving human health at the forefront of genomics National Human Genome Research Institute Nature, October 28, 2020

4 Transforming the Development of Therapeutics With the 23andMe Database

Opportunities to collaborate with 23andMe Marketing Phase 3 Phase 2 Phase 1 IND-enabling Lead opt Target val Target Discovery Genetics-driven disease awareness, cascade screening, and confirmatory testing Human genetics-driven target discovery Clinical trial recruitment based on genetics Deeply phenotyped cohorts (e.g., Parkinson’s) Target - Drug Discovery - Drug Development Collaborations Portfolio validation

An Experienced Biopharma Leadership Team https://www.23andme.com/therapeutics/ From Left to Right: Adam Auton Vice President, Human Genetics Monica Viziano Vice President, Portfolio Strategy and AM Jennifer Low Head of Therapeutics Development Bill Richards Vice President, Target and Drug Discovery Kenneth Hillan Chief Therapeutics Officer Joe Arron Chief Scientific Officer, Therapeutics 100+ years of experience: Genentech, Amgen, Gilead, GSK Loxo, Achaogen, ProNeurotech, National Cancer Institute, Albert Einstein College of Medicine

Unique 23andMe genetic and phenotypic data platform and insights Genetics based drug discovery and development Ability to recontact customers and to conduct real-time research at scale Advanced statistical and computational modeling 23andMe Therapeutics Core Capabilities Fully operational biopharma capabilities In vitro and in vivo translational research laboratories Antibody and protein engineering CMC, analytics, bio-analytics and quality assurance Non-clinical and early phase clinical development Track record of successful target and drug candidate discovery; an experienced drug development team Ability to move quickly from target validation to the clinic Extensive experience in portfolio and alliance management Focus on delivering value for our partners

$2.6B average cost of drug development3 ~90% failure rate2, 3 7 years average time-to-IND1 Drug Development is Inefficient 1. IND = Investigational New Drug Application. fdareview.org, “The Drug Development and Approval Process” (2020). 2. Probability of success for a drug to be approved is estimated to be <12%. 3. PhRMA, “Biopharmaceutical Research & Development: The Process Behind New Medicines” (2015). Potential to use Genetics to More Efficiently Develop Novel Therapeutics by “Power, Need, and Speed”

Our Scale Enables Real-Time Research Across Multiple Disease Areas Including (numbers below represent the number of research participants with the condition indicated) COVID-19 Research March 16 2020 April 6 2020 June 8 2020 Kicked Off Study Launched Study Preliminary Findings 750k Consumers participated in the COVID-19 study in the first 90 days > 1.4M COVID-19 study participants Sept. 7 2020 Posted Preprint Findings2 1 1 As of December, 2022. 2 MedRXiv Sept. 7, 2020 (10.1101/2020.09.04.20188318). 3 Nature Genetics, 53, pages 801–808 (2021) Re-contactable Customers Participate in Health Research 29 April 22 2021 Published in Journal3 Example Phenotype Number of Cases1 Asthma 1.2M Type 1 / Type 2 diabetes 40k / 413k Irritable Bowel Syndrome 742k Osteoarthritis 857k Solid Tumors Basal Cell Squamous Cell Melanoma Breast Colorectal Thyroid > 1M 412k 222k 127k 119k 25k 27k Hematologic Cancers NHL Leukemia 18k 14k Retinal Diseases AMD Glaucoma 106k 193k Rare Diseases Sarcoidosis Idiopathic Pulmonary Fibrosis 8.9k 5k

GWAS is a statistical analysis of Single Nucleotide Polymorphisms (SNPs), looking to identify differences in frequency between disease cases and controls. SNPs linked with disease will be found at different frequencies in cases versus controls. Association is represented by the level of statistical significance (p-value) of the SNP frequency difference. SNPs can be tested across the genome and mapped to specific regions. Genome-Wide Association Studies (GWAS) Cases Controls GGCCAGCTGGACGAGG GGCCAGCTGGATGAGG Single Nucleotide Polymorphism (SNP)

Number of independent hits p<5e-8 2015 2016 2017 2018 2019 2020 10,000 5,000 0 15,000 20,000 25,000 30,000 35,000 40,000 Example: Number of Osteoarthritis GWAS1 hits dramatically increase as database grows 2016 2017 2021 New programs are identified through GWAS1 hits, which increase as size of database grows 1 GWAS: Genome-Wide Association Study. Size and Scale Accelerate Target Discovery

Cancer Endocrine Hematology Autoimmunity Allergy Infectious Disease Cardiovascular Orthopedic Ophthalmology Neurology G.I. Metabolic Disease NAFLD (Non-Alcoholic Fatty Liver Disease) Hundreds of Distinct Clinical Phenotypes Across Major and Rare Diseases Phenotype Cases Controls Hits New Lost 48048 2517644 104 44 2

Genetic Association of the TSLP Signalling Pathway With Asthma TSLP JAK2 JAK1 STAT5 TSLPR IL-7R𝝰 Proinflammatory signaling Cell membrane TSLP is a well-known cytokine with a role in maintaining immune homeostasis and regulating inflammatory responses at mucosal barriers. The TSLP signaling pathway is an attractive therapeutic target. e.g. Tezepelumab, a TSLP-blocking monoclonal antibody for treatment of asthma. Our genetic data shows that multiple genes within the TSLP pathway associate strongly with asthma.

Breadth of Phenotyping Provides Deeper Genetic Understanding Beyond Single Diseases PheWAS = Phenotype Wide Association Study Every SNP in the genome can be interrogated at >1,000 medically related phenotypes. Besides the role of a gene in a disease of interest, we can use genetics to learn potential indication expansions or possible unwanted toxicities. For TSLP, PheWAS indicates lack of effect in eczema but also highlights potential indication expansion in a rare disease. Rare disease A Asthma

A Research and Development Pipeline Covering Multiple Therapeutic Areas GSK is solely responsible for the development of GSK6097608 (GSK’608) in later-stage clinical trials. Subject to its successful commercialization, 23andMe is eligible to earn tiered worldwide royalties up to the low double digits. The 50+ programs in the combined therapeutic areas include 100% owned and royalty interest targets as well as those in collaborations. The majority of the programs are in collaboration with GSK. Note: As of March 31, 2022 Immunology Immuno-oncology Discovery Preclinical Phase 1 Phase 2 Cardiovascular/ Metabolic GSK’6081 (CD96) 23ME’610 (CD200R1) Neurology Immuno-oncology EARLY-STAGE THERAPEUTIC AREAS (multiple programs in each area) 50+ programs2

10,000s of Genome-Wide Association Study (GWAS) Hits Determine Disease Associated Genes and Directionality Translational Research to Understand Mechanism Identifying Druggable Targets Assessment of Unmet Need and Competitive Landscape Best Drug Targets Wet lab validated targets progress through standard stages of research toward the selection of preclinical lead molecules and clinical development Phenotypic Data 23andMe’s database yields thousands of GWAS hits Advanced biology and medicinal chemistry guide design of optimal compounds from initial targets Phenotypic breadth provides unique ability to uncover potential safety issues or possible indication expansions Phenome-Wide Association Studies (PheWAS) Reveal Additional Indications and Potential Safety Concerns Genetic Data Systematic, Scalable Research Platform Yields Novel Drug Targets

23andMe Immuno-oncology (I/O) Programs

CD96 (GSK’608) CD200R1 (23ME’610) + others Our I/O Programs Were Identified With ML and AI Applied to Our Proprietary I/O Genetic Signature Cancer Autoimmune Large I/O market with $60B in 2021 sales 23andMe’s proprietary I/O genetic signature developed with ML which also identifies marketed I/O drugs 2021 sales of leading checkpoint inhibitors I/O genetic signature shows opposing effects on autoimmune and cancer phenotypes $17.2B KEYTRUDA $7.5B OPDIVO $2.0B YERVOY We discovered additional targets that have a similar genetic I/O signature

23ME'610 Targeting CD200R1

CD200R1 pathway identified as a critical immune checkpoint with our I/O genetic signature I/O genetic signature shows opposing effects on autoimmune and cancer phenotypes CD200R1 was Identified as a Promising Anti-Cancer Drug Target with 23andMe’s Proprietary Immuno-oncology (I/O) Genetic Signature We discovered that 3 components of the signaling pathway for CD200R1 have a similar genetic signature to other I/O drugs CD200R1 Receptor Immune Immune Cancer Cancer CD200 Ligand DOK2 Protein Genetic Variant in CTLA4 linked with multiple phenotypes in the 23andMe database Immune and autoimmune phenotypes Cancer phenotypes Identified novel immuno-oncology signature around CTLA4. Cancer Immune

CD200R1 is an inhibitory receptor expressed on T-cells and myeloid cells CD200 is the only known ligand for CD200R1 in humans and is highly expressed in certain cancers Binding of CD200 to C200R1 decreases the ability of T-cells to recognize and kill cancer cells Several viruses have co-opted CD200 analogues to suppress and evade the host immune response CD200R1 is an Immune Checkpoint References: J Virol 2012;86:6246, J Virol 2004;78:7667, J Immunol 2005;175:4441, Structure 2013;21:820, JCI Insight 2018;3:e96836 CD200:CD200R1 Signaling

23ME-00610 (23ME’610) Binds with High Affinity to CD200R1 and Inhibits Immunosuppressive Signaling

- 23ME ’610 is a fully humanized, effectorless, IgG1 antibody against human CD200R1
- 23ME ’610 binds CD200R1 with high affinity (K_D < 0.1 nM)
- 23ME ’610 blocks CD200 ligand binding to CD200R1, resulting in inhibition of immunosuppressive signaling
- The restoration of T-cell activity by 23ME ‘610 was demonstrated using in vitro models of the tumor microenvironment
- No adverse effects of blocking CD200R1 have been observed in nonclinical toxicology studies


23ME’610 Activates T-cell Function by Blocking the CD200R1 Checkpoint
Tumor cell*
CD200
CD200R1
T cell
IFNγ
IL-2
Antitumor cytotoxicity
+23ME-00610
Tumor cell*
T cell
IFNγ
IL-2
Antitumor cytotoxicity

*CD200-expressing cell types include tumor, stroma and endothelial
IFN, interferon; IL, interleukin

Copyright © 2023 23andMe, Inc.

23andMe 42

CD200R1 expression (using RNAseq data from TCGA) is correlated with several immune cell markers: CD4, CD8, CD45 (shown), and CD11b CD200R1 is co-expressed with antigens or markers that are expressed on lymphocytes seen in most cancer types CD200R1 is expressed on tumor-infiltrating lymphocytes (TILs) from The Cancer Genome Atlas (TCGA) 1. Clear cell renal carcinoma (KIRC) is shown and was chosen because it had high immune infiltration in the TCGA dataset 1

Inhibition of CD200R1 has the potential to address resistance to anti–PD1 therapies Blocking the CD200R1 pathway enhanced IFNγ production from SEB-stimulated PBMCs compared to isotype control and anti-PD1 in the majority of samples tested PBMCs from each respective patient were incubated with 100 nM of 23ME-00610, anti–PD-1, or isotype control. Cells were stimulated with SEB. IFNγ levels were determined by enzyme-linked immunosorbent assay. Mean biologic triplicates were normalized to isotype control. *P <0.05. PBMC, peripheral blood mononuclear cell; PD-1, programmed death–1; SEB, staphylococcal enterotoxin B.

Genetics-Based Primary Care Abbreviations: AEs: Adverse Events; DLT: Dose limiting toxicity; DOR: duration of response; IV: intravenous; ORR: Objective Response Rate; OS: Overall Survival; PFS: Progression Free Survival; Q3W: every three weeks; RECIST: Response Evaluation Criteria in Solid Tumors; RP2D: Recommended Phase 2 Dose Study Design 1 Phase 1 Openlabel Non- Randomized Multi-center Objectives Genetics-Based Primary Care Monotherapy Dose Escalation (IV Infusion Q3W) Accelerated Titration 3+3 Cohorts RP2D / MTD Part A (n ≤ 26) Part B (n = 75) (~15/cohort) Primary Secondary and Exploratory Part A: Safety (DLTs, AEs) Part B: Efficacy (ORR) Efficacy (ORR [RECIST and iRECIST]), DoR, PFS, OS) and Safety Pharmacokinetics Pharmacodynamic biomarkers Phase 1/2a Study of 23ME’610 in Patients with Locally Advanced or Metastatic Solid Malignancies Patients with locally advanced, unresectable or metastatic solid tumors that have progressed after or are inappropriate for standard therapy Small Cell Lung Cancer Ovarian Cancer Renal Clear Cell Cancer MSI-H & TMB-H Cancers Adolescent Cancers Neuroendocrine Cancers

CD200R1 is an immune checkpoint with a strong I/O signature in three components of the pathway. 23ME-00610 is a high-affinity, first-in-class, anti-CD200R1 antibody with immune-activating properties, including: Prevention of CD200-mediated suppression of chronically stimulated T cells Enhancement of cytokine secretion from peripheral blood mononuclear cells (PBMCs) isolated from cancer patients Augmentation of PBMC-mediated tumor cell killing CD200R1 expression was observed on tumor infiltrating lymphocytes from The Cancer Genome Atlas, suggesting that this pathway contributes to an immunosuppressive tumor microenvironment. CD200R1 was also expressed in immune checkpoint inhibitor non-responders, indicating that inhibition of the CD200R1 immune checkpoint has the potential to address resistance to anti–PD-1 and anti–CTLA4 therapies1. Phase 2a portion of the study study will evaluate five tumor indication-specific expansion cohorts and a cohort of adolescents with locally advanced unresectable, or metastatic solid malignancies. 23ME'610 Targeting CD200R1: A Genetically-Validated Approach to Anti-Cancer Therapy 1. Data presented in poster at 2022 American Association for Cancer Research (AACR) annual meeting.

GSK6097608 (GSK'608) Targeting CD96

The GSK’608 Program is a Prime Example of the Value 23andMe Brings to Drug Discovery and Development Inhibition of CD96 leads to immune activation and tumor growth inhibition in non-clinical models GSK’608 is a high affinity monoclonal antibody against CD96 GSK’608 is currently being evaluated in an ongoing Phase 2 study In January 2022, 23andMe elected to take a royalty option on GSK’608. As a result, GSK is now solely responsible for the development of GSK’608.

Financials 5

Investing in Future Growth in a Fiscally Responsible Manner 1 Solid cash position. Cash of $433 million1 supports 23andMe’s plans for significant investment in Therapeutics portfolio and strategic initiatives. 2 Investing in future growth potential. For those business segments expected to drive future growth, including the new genetic health services and our therapeutics business, we plan to focus on the most strategically and financially valuable options and invest appropriately in each. Employing a conservative approach to planning. Recognizing the current uncertainties in the economy and financial markets, we are prioritizing the minimization of Adjusted EBITDA deficit rather than maximizing top-line growth in our Consumer business (PGS and telehealth). 3 1As of December 31, 2022.

Revenue Composition Three Months Ended December 31, Year Ended March 31, FY2023 FY2022 FY2022 (in $M, except percentages) Amount Percentage of Revenue Amount Percentage of Revenue Amount Percentage of Revenue Consumer Services $54 80% $46 81% $222 82% Research Services 13 20% 11 19% 50 18% Therapeutics - - - - - Total Revenue $67 100% $57 100% $272 100%

Consumer Services Revenue Seasonality by Fiscal Quarter Note: Fiscal year ends March 31. Q1 Q2 Q3 Q4 Full Year FY 2019 28% 19% 18% 35% 100% FY 2020 24% 24% 21% 31% 100% FY 2021 18% 21% 22% 39% 100% FY 2022 22% 20% 21% 38% 100%

Research and Development Expense Three Months Ended December 31, YoY FY2023 FY2022 (in $M, except percentages) Amount Percentage of total R&D expense Amount Percentage of total R&D expense % Change Therapeutics $28 50% $23 46% 22% Consumer and Research Services 29 50% 27 54% 7% Total R&D Expense $57 $50 Investing in Therapeutics

Sales and Marketing Expense Composition Note: Balances may not add up due to rounding Three Months Ended December 31, FY2023 FY2022 (in $M) Amount Amount Advertising and Brand $17 $32 Personnel-related expenses 6 4 Outside Services, equipment and supplies 2 2 Depreciation and Amortization 13 2 Facilities and other OH Alloc 2 2 Total S&M Expense $40 $42

Appendix

The Vast Majority of GWAS Discoveries Can be Made Without Large-scale Sequencing

- Nearby genetic variants are correlated with each other. Knowing the variant in one position allows nearby variants to be inferred.
  - E.g. Fill in the blanks:

    The q*k brown f*x jumps ov*r the **zy dog.**

  - The same principle applies in genetics. The process of filling in the gaps is known as ‘genotype imputation’.

- **We type ~650,000 SNPs using our genotyping array, which allows accurate imputation for >35m SNPs in the genome.**

- **Genotype imputation is much more cost effective than large-scale sequencing.**
  - Whole-genome sequencing ~$1000 / sample.
  - Exome sequencing ~$400 / sample.
  - Imputation < $0.01 / sample

- We do deploy sequencing in situations where there is a clear benefit over and above imputation (e.g. rare disease).



Reference Genomes
Genotyped Samples
Imputation Process
Imputed Samples



rs2011077
rs1966265
−log10(p-value)
r2
0.8
0.6
0.4
0.2
176.3
176.4
176.5
176.6
176.7
176.8
176.9
177
Position on chr5 (Mb)

Before imputation

After imputation

Copyright © 2023 23andMe, Inc.

56

23andMe's Value Proposition

1 **Disrupting the Healthcare experience.** 23andMe is building a personalized health and wellness experience that caters uniquely to the individual by harnessing the power of their DNA. Integrating Lemonaid Health's online digital health platform to deliver personalized, prevention-oriented, genetically-based healthcare at scale

2 **The world's premier re-contactable phenotype-linked genetic database.** A vast (>13M genotyped customers) proprietary dataset rich with both genotypic and phenotypic (health) information allows insights that unlock revenue streams across digital health, therapeutics, and much more

3 **Continuously increasing quantity and quality of phenotypic data.** Impressive customer participation provides >4 billion phenotypic data points for unprecedented statistical power to discover new insights into health and potential therapies.

4 **Over 50 identified therapeutic programs validates the approach of developing novel therapeutics using genetic data.** One program in clinical development with GSK, one wholly owned program started clinical trials in January 2022.

5 **Difficult to replicate platform for value creation.** The FDA-authorized consumer platform, the therapeutics efforts, and the rich database combine to create multiple opportunities for substantial value creation

6 **Solid cash position.** Solid balance sheet supports 23andMe's plans for significant investment in therapeutics portfolio and strategic initiatives

Copyright © 2023 23andMe, Inc.

23andMe® 57